
THE NATION'S LARGEST
POWERSPORTS DEALER
IS NOW THE ONLY
OMNICHANNEL
POWERSPORTS
PLATFORM
RUMBLE ON
RideNow
POWERSPORTS
RUMBLE ON
INVESTOR PRESENTATION
April 2021

Disclaimer

Forward-Looking Statements

Certain statements made in this presentation and the introductory video are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "target," "believe," "expect," "will," "shall," "may," "anticipate," "estimate," "would," "positioned," "future," "forecast," "intend," "plan," "project," "outlook," and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this presentation and the introductory video regarding the proposed business combination of RumbleOn and RideNow contemplated by the definitive agreement (the "Transaction"), including the benefits of the Transaction, revenue opportunities, anticipated future financial and operating performance, and results, including estimates for growth, and the expected timing of the Transaction. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management's current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of RumbleOn's control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive agreement; (2) the failure to obtain debt and equity financing required to complete the Transaction; (3) the failure to obtain the OEM approvals; (4) the inability to complete the Transaction, including due to failure to obtain approval of the stockholders of RumbleOn, certain regulatory approvals, or satisfy other conditions to closing in the definitive agreement; (5) the impact of the COVID-19 pandemic on RumbleOn's business and/or the ability of the parties to complete the Transaction; (6) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (7) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of management to integrate the combined company's business and operation, and the ability of the parties to retain its key employees; (8) costs related to the Transaction; (9) changes in applicable laws or regulations; (10) risks relating to the uncertainty of the combined company and projected financial information with respect to the combined company; and (11) other risks and uncertainties indicated from time to time in the preliminary and definitive proxy statements to be filed with the Securities and Exchange Commission (the "SEC") relating to the Transaction, including those under "Risk Factors" therein, and in RumbleOn's other filings with the SEC. RumbleOn cautions that the foregoing list of factors is not exclusive. RumbleOn cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. RumbleOn does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither RumbleOn nor RideNow gives any assurance that after the Transaction the combined company will achieve its expectations.

Without limiting the foregoing, the inclusion of the financial projections in this presentation and the introductory video should not be regarded as an indication that RumbleOn considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither RumbleOn's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that RumbleOn's management believes are reasonable, RumbleOn provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.

Transaction overview

Issuer	RumbleOn, Inc. (Nasdaq: RMBL)
Offering Size	$12 million[1] of Class B Common Stock base offering
Overallotment Option	15% for 30 days, 100% Primary
Use of Proceeds	General corporate purposes and working capital
Expected Pricing	April 8, 2021 after market close
Lock-Up	90 days for the Issuer, executive officers and directors
Underwriter	B. Riley Securities (Sole Bookrunner)

1) Actual offering size may differ from the figures shown; offering size and pricing to be determined by negotiations between RumbleOn and the underwriter.


PLEASE WATCH INTRODUCTORY VIDEO AT
WWW.RUMBLEONANDRIDENOW.COM
RUMBLE ON
RideNow

RideNow – the largest powersports dealer in the country…

Snapshot

Founded	Headquarters	Employees
1983	Chandler, AZ	~1,800

Vehicles Sold	Revenue	EBITDA/Net Income
45,000+ 2020	$898.9M 2020(1)	$101.7M/$92.6M 2020(1)

RideNow Revenue Mix (2020)(1)


F&I
8%
Service, Parts & Other
19%
Used Vehicles
16%
New Vehicles
57%
Kawasaki
5%
Other
16%
Polaris
26%
Yamaha
6%
Honda
7%
BRP
20%
HD
20%
ATVs
7%
Other
12%
Motorcycles
42%
UTVs
39%

Total Revenue *Vehicle Sales-Brand(2)* *Vehicle Sales-Type(2)*

The RideNow Footprint



RideNow, the largest powersports retailer in the U.S., operates more than 40 full-service dealerships offering a complete portfolio of the latest powersports products


1
3
2
11
4
1
1
3
3
2
1
1
1
4
2
Locations per region

Strategic geographic position concentrated in the sunbelt region provides year-round sales strength

1) Based on 2020 audited financial statements of RideNow.
2) Reflects mix of New and Used vehicle sales only. Does not include revenue from F&I, or Service, Parts & Other.

...is now the first omnichannel platform in powersports...

Powersports Retailer

RideNow Powersports

Nation's largest powersports dealership group with more than 40 full-service retail and service locations

Combination will create the largest publicly-traded powersports platform with a differentiated omnichannel strategy

2020 Combined Company Profile[1]

$1.3B	$95.9M	$67.6M	63,000+
Revenue	*Adj. EBITDA*	*Net Income*	*Vehicles Sold*

Powersports E-Commerce

RUMBLE ON

E-commerce company that aggregates and distributes pre-owned vehicles and facilitates 100% online transactions

A Full-Service Platform to Revolutionize the Customer Experience

Buy, Sell or Trade without Leaving Your Home	Virtual Inventory Listings Online and In Store	Physical Retail and Service Locations	Proprietary Supply Aggregation
Apparel, Parts, Service and Accessories	Vehicle Transportation and Logistics	Online Cash Offers	Proprietary Online Financing

Omnichannel platform offers the consumer the fastest, easiest and most transparent transaction online or in store

The business combination is subject to closing conditions, including successful completion of debt and equity financing, RumbleOn stockholder approval, manufacturer approval, other federal and state regulatory approvals, and other customary closing conditions as described in the definitive agreement.

1) Based on 2020 audited financial statements of RumbleOn and RideNow.

...providing customers with the most comprehensive offering

	RUMBLE ON + RideNow	Carmax	Carvana	Cycle Trader	eBay	Craigslist
True Omnichannel	✓	✓	✗	✗	✗	✗
Facilitate Dealer to Consumer Sales	✓	✓	✓	✗	✗	✗
Facilitate Dealer to Dealer Sales	✓	✓	✗	✗	✗	✗
Facilitate Consumer to Consumer Sales	✓	✗	✗	✗	✗	✗
Online Cash Offers Consumers	✓	✓	✓	✗	✗	✗
Online Cash Offers Dealers	✓	✗	✗	✗	✗	✗
Online Cash Offers Lenders	✓	✗	✗	✗	✗	✗
Consumer Listing Site	✓	✗	✗	✓	✓	✓
Dealer Listing Site	✓	✗	✗	✓	✓	✓
Multi-Vehicle Segments	✓	✗	✗	✓	✓	✓
Physical Retail Locations	✓	✓	✓	✗	✗	✗
Online Auction Platform	✓	✗	✗	✗	✓	✗

Source: Company websites, SEC filings, investor presentations.

Compelling unit economics

- The combination of RumbleOn and RideNow provides investors attractive unit economics when compared to automotive retail peers
- Unit ASPs for powersports are approximately 33% lower than the automotive peer group
- Despite the lower price point, RumbleOn and RideNow deliver higher unit-level profitability
- Significant opportunity to further expand the unit profitability gap through sourcing and distribution synergies expected by the combined companies

Retail Gross Profit per Unit (GPU) vs. Auto Peers ($)[1]


$5,671
Consolidated Auto + Powersports
$5,628
Powersports Only
$3,114
$3,014
$1,743
RUMBLE ON
RideNow
RUMBLE ON
RideNow
CARVANA
CarMax
vroom

EBIT per Unit vs. Auto Peers ($)[1]


$5,232
Consolidated Auto + Powersports
$3,340
Powersports Only
$1,229
-$1,357
-$4,166
RUMBLE ON
RideNow
RUMBLE ON
RideNow
CarMax
CARVANA
vroom

Source: Company websites, SEC filings, investor presentations.
1) Reflects combined company financial metrics based on 2020 audited financial statements of RumbleOn and RideNow.

RumbleOn 3.0 gaining traction among dealers



RumbleOn 3.0: Dealer Count and Total Listings
# of Dealers
# of Listings
450
400
350
300
250
200
150
100
50
0
80k
70k
60k
50k
40k
30k
20k
10k
0k
0
130
160
190
220
250
290
320
350
425
0
18k
22k
31k
37k
39k
43k
47k
50k
53k
May 2020
Aug 2020
Sep 2020
Oct 2020
Nov 2020
Dec 2020
Jan 2021
Feb 2021
Mar 2021
Apr 2021(1)
Dealers
Listings



RUMBLE ON
52,704 VEHICLES TO CHOOSE FROM
YOUR NEXT ADVENTURE STARTS HERE



RUMBLE ON
DEALERSHIPS
Black Gold Harley-Davidson
Wildcat Harley-Davidson
Smoky Mountain Harley-Davidson
Champions Honda Kawasaki

$100B+ TAM with tailwinds from changes in consumer behavior

Well Positioned to Capitalize on the Secular Changes in Consumer Behavior Accelerated by COVID-19

Shift in Demographics

- New demographic groups are coming to powersports - increasing diversity, from gender to ethnicity to age
- Number of female motorcycle owners nearly doubled from 2000 to 2020 and the average age of female riders declined 10 years
- Powersports give Millennials and Gen Z the "experience culture" they crave
- These generations prefer entry point provided by pre-owned
- Growth in first-time riders drives lifetime enthusiasts

Transition to Outdoor Lifestyle



- Outdoor sports equipment surged
- Escaping the indoors
- Social yet socially distant
- Interactive exercise

Digital Adoption Accelerated

eCommerce year-over-year growth %


15%
44%
2019
2020

2 / 3 Of new car shoppers are comfortable completing the entire process online today

Online auto purchase adoption to continue


1%
6%
14%
27%
2020
2025
2030
2035

Consumers will be increasingly comfortable making large purchases online

Today's consumer is experience-focused; RumbleOn's acquisition platform for pre-owned vehicles enables the combined business to capture incremental market share as new riders continue to enter the category

Source: NPD, National Marine Manufacturers Association, U.S. Department of Commerce, Cox Automotive, Boston Consulting Group, McKinsey & Company.

Proven consolidator in a highly fragmented industry


Unique Public Currency and Platform
Culture of Innovation
Disruptive E-Commerce Platform
Strategic & Experienced Management Team
Powersports Industry Consolidation
Fragmented Industry
Successful M&A Track Record
Healthy and Strong Balance Sheet
Strong Relationships with the Best OEMs in Powersports

7,000+

distinct powersport dealerships within the U.S.

15%

of total industry sales are generated from the 50 largest U.S. powersport companies

2%

of dealers own 6 or more locations

85%

of dealers only own a single dealership location

Source: Dun & Bradstreet First Research.

Technology-first platform offering best-in-class customer experience


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8:44
www.rumbleon.com
RUMBLE ON
SELL YOUR
MOTORCYCLE
FOR CASH
YOU TAKE THE CASH, WE'LL HANDLE THE VEHICLE.
ENTER YOUR VIN TO GET YOUR OFFER
VEHICLE IDENTIFICATION NUMBER
LETTERS I, O, AND Q ARE NOT ACCEPTED.

RumbleOn 3.0 will be the de-facto industry marketplace

Seasoned executive team to combine 150+ years experience in vehicle retail

- Upon closing, Messrs. Tkach and Coulter to join board of directors and executive management team of combined company
- Five-member senior management team each expected to enter into three-year executive employment agreements effective upon closing



RideNow Powersports

31 YEARS
Mark Tkach
Co-principal owner & Co-founder, RideNow



Coulter Automotive Group — RideNow Powersports

40 YEARS
William Coulter
Co-principal owner & Co-founder, RideNow



Chesrown — AutoNation — BlackRock — Vroom — RumbleOn

43 YEARS
Marshall Chesrown
Chief Executive Officer, RumbleOn



Blockbuster — Viacom — AutoNation — Jamba Juice — RumbleOn

33 YEARS
Steve Berrard
Chief Financial Officer, RumbleOn



AutoNation — ARS — AWG — IAS Integrated Auction Solutions — RumbleOn

25 YEARS
Peter Levy
Chief Operating Officer, RumbleOn

Defined opportunities for sales growth and margin expansion

- Source and direct pre-owned, in-demand inventory to retail locations
- Leverage physical locations to increase conversion of Cash Offer
- RumbleOn Finance to be rolled out in-store to capture incremental sales
- Inventory sourcing and distribution will allow for capturing margin on both sides of the transaction
- Nationwide sourcing platform will be utilized for new standalone stores for pre-owned vehicles
- Leverage e-commerce presence to drive foot traffic to retail locations
- Drive attachment rates of high margin service and parts
- Utilize real time business intelligence from online transactions to impact store level inventory and pricing decisions


RumbleOn's technology platform and dominance in pre-owned, combined with RideNow's retail brand and physical footprint provide meaningful synergy opportunities

Combined company results and guidance

($)	2020 Combined[1]	2021E Low[3]	2021E High[3]	Long-Term[4]
Revenue	$1.3B	$1.45B	$1.55B	$5B+
Adj. EBITDA	$95.9M[2]	$110M	$115M	> 10.0%

1) Based on 2020 audited financial statements of RumbleOn and RideNow.
2) Derived from 2020 combined net income of $67.6 million. A reconciliation of 2020 combined adjusted EBITDA is included on page 20 of this presentation.
3) Transaction is expected to close Q2/Q3 2021. 2021 guidance provided as if transaction completed January 1, 2021.
4) Reflects long-term Revenue and Adjusted EBITDA margin targets.

Investment highlights

Revolutionary business combination will create the first omnichannel customer experience in one of the fastest growing vehicle segments

1	Largest publicly-traded powersports platform with a disruptive omnichannel strategy
2	Proven consolidator in a highly fragmented industry
3	$100B+ TAM in powersports with tailwinds from changes in consumer behavior
4	Technology-first platform offering best-in-class customer experience
5	Seasoned executive team to combine 150+ years experience in vehicle retail
6	Defined opportunities for sales growth and margin expansion

RideNow transaction overview

- RumbleOn, a technology-driven, motor vehicle dealer and e-commerce platform, will combine with up to 46 entities operating under the RideNow brand for a total consideration of up to $575.4 million
  - Consideration includes $400.4 million of cash and ~5.8 million shares of RumbleOn Class B Common Stock
- RideNow is the nation's largest powersports dealership group with more than 40 full-service retail and service locations
- Cash consideration to be financed through a combination of up to $280 million of debt and the remainder through the issuance of new equity
  - Entered into a commitment letter with funds managed by Oaktree Capital Management L.P. ("Oaktree") to provide for up to $400 million of aggregate debt financing, subject to certain conditions
    - Of the $400 million of committed debt financing, $280 million would be funded at closing with the remaining $120 million financing commitment taking the form of a delayed draw term loan facility available to finance permitted acquisitions and similar investments
  - The number of shares issued to RideNow is subject to increase as described in the agreement
- The transaction is subject to successful completion of the debt and equity financing, RumbleOn stockholder approval, manufacturer approval, other federal and state regulatory approvals, and other customary closing conditions as described in the definitive agreement
- Transaction creates the first and largest omnichannel powersports dealership in the country with a powerful e-commerce platform
- Expected close Q2/Q3 2021

RideNow transaction overview (cont.)

Sources	
New Debt (L + 725bps cash, 100bps PIK)	$280M
RideNow Debt Assumed	15
RideNow Rollover Equity	175
New Equity	182
RumbleOn Cash	2
RideNow Cash Acquired	53
Total Sources of Funds	**$707M**

Uses	
Paydown Existing Debt	$2M
RideNow Debt Assumed	15
RideNow Rollover Equity	175
Cash to RideNow Shareholders	400
Transaction Fees and Expenses	28
Cash to Pro Forma Balance Sheet	87
Total Uses of Funds	**$707M**

Combined Company Capitalization	
Total Debt[1]	$339M
Cash	87
Net Debt	**$252M**

Combined Company Equity Ownership (Shares / %)	
Existing RumbleOn Shareholders	2.2M / 17.9%
RideNow Shareholders	5.8 / 47.6%
New Equity[2]	4.2 / 34.5%
Combined Shares Outstanding[3]	**12.3M / 100%**

1) Includes principal balance of senior convertible notes.
2) Assumes shares issued at RMBL closing price of $43.00 as of April 1, 2021.
3) Combined shares outstanding do not total due to rounding.


THANK YOU
RUMBLE ON
RideNow
POWERSPORTS

Non-GAAP Reconciliation

2020 Combined Company Adjusted EBITDA Reconciliation[1]

	Combined Total
Net income (loss)	$67,624,101
Add back:	
Interest expense (including debt extinguishment)	13,406,970
Depreciation and amortization	6,230,853
Interest income & miscellaneous income	(1,967,068)
EBITDA	**$85,294,856**
Adjustments:	
Impairment loss on automotive inventory	11,738,413
Impairment loss on plant & equipment	177,626
Insurance recovery proceeds	(5,615,268)
Non-cash stock-based compensation	2,978,236
Change in derivative liability	(10,806)
Litigation expenses	1,295,717
Other Non-recurring costs	51,387
ADJUSTED EBITDA	**$95,910,161**

1) Based on 2020 audited financial statements of RumbleOn and RideNow.

Additional Information about the Transaction and Where to Find It

In connection with the Transaction, RumbleOn intends to file relevant materials with the SEC, including a preliminary proxy statement, and when available, a definitive proxy statement. Promptly after filing its definitive proxy statement with the SEC, RumbleOn will mail the definitive proxy statement and a proxy card to each RumbleOn stockholder entitled to vote at the meeting of stockholders relating to the Transaction. INVESTORS AND STOCKHOLDERS OF RUMBLEON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT RUMBLEON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RUMBLEON, RIDENOW, AND THE TRANSACTION. The preliminary proxy statement, the definitive proxy statement, and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by RumbleOn with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by visiting RumbleOn's investor relations section at www.rumbleon.com. The information contained on, or that may be accessed through, the websites referenced in this presentation and the introductory video are not incorporated by reference into, and are not a part of, this presentation and the introductory video.

Participants in the Solicitation

RumbleOn and its directors and executive officers may be deemed participants in the solicitation of proxies from RumbleOn's stockholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in RumbleOn will be included in the proxy statement relating to the Transaction and will be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement relating to the Transaction when available. Information about RumbleOn's directors and executive officers and their ownership of RumbleOn's common stock is set forth in RumbleOn's definitive proxy statement for its 2020 Annual Meeting of Stockholders filed with the SEC on July 29, 2020. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement relating to the Transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

RideNow and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of RumbleOn in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be included in the proxy statement relating to the Transaction.

No Offer or Solicitation

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, by RumbleOn, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of such state. Any offering of the securities will only be by means of a statutory prospectus meeting the requirements of the rules and regulations of the SEC and applicable law.